UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2021

F-STAR THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37718	52-2386345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Eddeva B920 Babraham Research Campus

Cambridge, United Kingdom

CB22 3AT

(Address of Principal Executive Offices)

+44-1223-497400

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	FSTX	The Nasdaq Stock Market (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01. Other Events.

On November 12, 2021, F-star Therapeutics, Inc. (“F-star”) issued a press release announcing a poster presentation of preclinical data on FS120 combination with PD-1, a first-in-class dual-agonist tetravalent bispecific antibody targeting OX40 and CD137, at the 36th annual Society for Immunotherapy of Cancer (“SITC”) 2021 Conference, taking place in Washington, D.C. on November 12-14, 2021. At the SITC 2021 Conference, F-star will be presenting a poster titled “FS120, an OX40/CD137 tetravalent bispecific dual agonist antibody, synergistically increases the antitumor activity of anti-PD-1 in preclinical studies.” In the press release, F-star announced that Michelle Morrow, Ph.D., Vice President, Preclinical Translational Pharmacology, will also speak at the SITC 2021 Conference on Sunday, November 14, during Session 300: Novel Bispecifics, on “Dual Checkpoint Bispecifics: Next Generation Cancer Therapy to Overcome Immune Evasion”. A copy of each of the press release and the poster are attached hereto as Exhibits 99.1 and 99.2, respectively, and each is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished with this report:

Exhibit Number	Description
99.1	Press release dated November 12, 2021.
99.2	Poster #573, titled “FS120, an OX40/CD137 tetravalent bispecific dual agonist antibody, synergistically increases the antitumor activity of anti-PD-1 in preclinical studies”.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

F-STAR THERAPEUTICS, INC.

Date: November 12, 2021	/s/ Darlene Deptula-Hicks
Name: Darlene Deptula-Hicks
Title: Chief Financial Officer